                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported):
                          May 22, 1998 (May 7, 1998)



                                  CNET, Inc.
                                  ----------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       Delaware                  0-20939                   13-3696170
       --------                  -------                   ----------
   (STATE OR OTHER          (COMMISSION FILE             (IRS EMPLOYER
   JURISDICTION OF               NUMBER)               IDENTIFICATION NO.)
    INCORPORATION)




                             150 Chestnut Street
                       San Francisco, California 94111
                       -------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



             Registrant's telephone number, including area code:
                                (415) 395-7800

                                       1
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On May 12, 1998, CNET, Inc. (the "Registrant" or the "Company"), completed the acquisition of U.Vision Inc., a California corporation ("U.Vision"), through a merger between U.Vision and a wholly-owned acquisition subsidiary of the Company (the "Merger"), in which the Company issued 544,965 shares of common stock. The Registrant intends to record this transaction using the pooling-of-interests accounting method. U.Vision owns and operates ComputerESP (www.computeresp.com), a pricing and availability engine for buying computer products on the Internet. For more information with respect to the terms of the U.Vision acquisition, reference is made to the Agreement and Plan of Merger, attached as Exhibit 2.1 to this report, which is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    EXHIBITS

     2.1 Agreement and Plan of Merger, dated as of May 7, 1998, by and among CNET, Inc., CNET Acquisition Corp., U.Vision Inc. and the stockholders of U.Vision Inc.

     99.1   Press Release issued by CNET, Inc. on May 12, 1998.









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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  May 22, 1998                CNET, INC.




                                         By:  /s/ Douglas N. Woodrum
                                             ---------------------------------
                                                  Douglas N. Woodrum
                                                  EXECUTIVE VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER





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                               INDEX TO EXHIBITS

Exhibit
Number                              Description
------                              -----------
  2.1       Agreement and Plan of Merger, dated as of May 7, 1998, by and among
            CNET, Inc., CNET Acquisition Corp., U.Vision Inc. and the
            stockholders of U.Vision Inc.

 99.1       Press Release issued by CNET, Inc. on May 12, 1998.